Exhibit 99.2

TRxADE HEALTH to Present at Upcoming Investor Conferences in September

TAMPA, FL Sep. 7, 2021 / TRxADE HEALTH, INC. (NASDAQ:MEDS), a health services IT company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S., will participate in the following investor conferences during the month of September 2021: the Colliers 5th Annual Investor Conference on September 9, 2021, the H.C. Wainwright 23rd Annual Global Investment Conference on September 13-14, 2021, and the Benzinga Healthcare Virtual Conference on September 29-30, 2021

Suren Ajjarapu, Chief Executive Officer of TRxADE HEALTH, is scheduled to host a virtual presentation during the H.C. Wainwright and Benzinga conferences and will participate in one-on-one meetings throughout the day as follows:

Colliers 5th Annual Investor Conference

Date: Thursday, September 9, 2021

Available for One-on-One Meetings

Location: Virtual

H.C. Wainwright 23rd Annual Global Investment Conference

Date: Monday, September 13, 2021

On-Demand Presentation Available From: 7:00 a.m. Eastern time

Webcast: https://journey.ct.events/view/d00f549f-194a-4baa-91a8-dfb17498f9c1

Available for One-on-One Meetings

Location: Virtual

Benzinga Healthcare Virtual Conference

Date: Wednesday, September 29, 2021

Time: 3:00 p.m. Eastern time (12:00 p.m. Pacific time)

Webcast: https://www.youtube.com/watch?v=KS30Mcu5ei8

Location: Virtual

For more information or to schedule a one-on-one meeting with TRxADE HEALTH management, please contact your conference representative, email your request to MEDS@mzgroup.us or call Lucas Zimmerman at (949) 259-4987.

About TRxADE HEALTH, INC.

TRxADE HEALTH (NASDAQ: MEDS) is a health services IT company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S. The Company operates the TRxADE drug procurement marketplace serving a total of 12,700+ members nationwide, fostering price transparency and under the Bonum Health brand, offering patient centric telehealth services. For info on TRxADE HEALTH, please visit the Company’s IR website at investors.trxadegroup.com.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of TRxADE’s future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). In particular, when used in the preceding discussion, the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements within the meaning of the Act, and are subject to the safe harbor created by the Act. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of TRxADE, its divisions and concepts to be materially different than those expressed or implied in such statements. These risks include risks relating to the adoption of our MedCheks app by partners and end-users, the apps of other competitors, including governments which may make certain apps mandatory or free, our ability to gain traction for our app in the marketplace, and the continued demand for our app; risks related to our operations not being profitable; claims relating to alleged violations of intellectual property rights of others; our ability to monetize our technological solutions; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain posted by the COVID-19 pandemic and related matters; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; healthcare fraud; COVID-19, governmental responses thereto, economic downturns and possible recessions caused thereby; risks associated with the market for health passports, adoption thereof, consumer acceptance thereof, and changes in the market for such products; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; our growth strategy; and others that are included from time to time in filings made by TRxADE with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on TRxADE’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. TRxADE cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investor Relations:

Lucas Zimmerman

Director

MZ Group - MZ North America

(949) 259-4987

MEDS@mzgroup.us

www.mzgroup.us